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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                5,587,695 Shares

                            MGC COMMUNICATIONS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                   July 21, 1999


BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
ING BARINGS LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies and Gentlemen:

        MGC Communications, Inc., a Nevada corporation (the "Company") and the stockholders of the Company listed on Schedule I hereto (collectively, the "Selling Stockholders" and, together with the Company, the "Sellers"), confirm their agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), Goldman, Sachs & Co. and ING Barings LLC (the "Underwriters"), as follows:

        1. Description of Securities. The Company and the Selling Stockholders severally propose, upon the terms and subject to the conditions set forth herein, to issue and sell to the Underwriters an aggregate of 5,587,695 shares (the "Firm Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"). The Firm Shares consist of 5,000,000 million shares to be issued and sold by the Company (the "Firm Company Shares") and 587,695 outstanding shares to be sold by the Selling Stockholders. The Company also proposes to sell to the Underwriters, upon the terms and subject to the conditions set forth in Section 3 hereof, up to an additional 838,154 shares (the "Additional Shares" and together with the Firm Company Shares, the "Company Shares"). The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

        2. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder by the Commission (the "Securities Act Regulations"; which together with the Exchange Act Regulations (as defined below), are referred to herein as the "Regulations"), a registration statement, as amended by certain amendments thereto, on Form S-3 (File No. 333-79863), including a preliminary prospectus, subject to completion, relating to the Shares. The Company will next file with the Commission either
(i) prior to the effectiveness of such registration statement, a further



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amendment thereto, including therein a final prospectus or (ii) after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) of the Securities Act Regulations, the documents so filed in either case to include all Rule 430A Information (as defined below) and to conform, in content and form, to the last printer's proof thereof furnished to and approved by the Underwriters immediately prior to such filing. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be both the registration statement referred to above (No. 333-79863) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act.

        As used in this Underwriting Agreement (the "Agreement"), (i) the term "Effective Date" means the later of the date the registration statement is declared effective by the Commission, or, if a post-effective amendment is filed with respect thereto, the date of such post-effective amendment's effectiveness,
(ii) the term "Registration Statement" means the registration statement, as amended at the time when it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case all information incorporated by reference therein, all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Securities Act Regulations and all financial statements and exhibits included or incorporated by reference therein, (iii) the term "Rule 430A Information" means information with respect to the Shares and the public offering thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Securities Act Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission, (iv) the term "Prospectus" means the form of final prospectus relating to the Shares first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the Effective Date and (v) the term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Securities Act Regulations) with respect to the Shares that omits Rule 430A Information. Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any preliminary prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act Regulations"), and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement the term "subsidiaries" shall mean MGC Lease Corporation, a Nevada corporation, MGC License Corporation, a Georgia corporation and MGC LJ.Net, Inc., a Nevada corporation, and shall include those corporations, partnerships and other business entities, whether domestic or foreign, which are, or under generally accepted accounting principles should be, consolidated for purposes of the Company's financial reporting.

        3. Purchase and Sale of the Shares. Subject to all the terms and conditions set forth herein (i) the Company agrees to issue and sell 5,000,000 Firm Shares and (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite



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such Selling Stockholder's name on Schedule I hereto to the Underwriters and, upon the basis of the representations, warranties, covenants and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $23.75 per Share, the number of Firm Shares set forth opposite the name of such Underwriter on Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof).

        The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, solely for the purpose of covering over-allotments in connection with sales of the Firm Shares, at the purchase price per Share of $23.75, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 838,154 Additional Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as the Underwriters may determine in order to avoid fractional shares) that bears the same proportion to the aggregate number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares.

        The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver agreements substantially in the form attached hereto as Exhibit D, or in such other form as shall be reasonably acceptable to the Underwriters, executed by each of the directors and officers of the Company and by each stockholder listed on Schedule III hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock, for a period of 90 days after the date of the Prospectus, except to the Underwriters pursuant to this Agreement. Notwithstanding the foregoing, during such period the Company may (i) issue shares of its Common Stock and grant stock options pursuant to the Company's existing Stock Option Plan (the "Stock Option Plan"), (ii) issue shares of its Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) issue shares of its Common Stock and grant options to newly hired management level employees consistent with past practices of the Company.

        4. Offering. It is understood that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Shares for sale to the public as set forth in the Prospectus.



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        5.      Delivery of the Shares and Payment Therefor. Delivery to the
Underwriters of and payment for the Firm Shares shall be made at the office of Kronish Lieb Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, NY 10036, at 10:00 a.m., New York City time, on July 27, 1999 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between the Underwriters and the Company.

        Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the office of Kronish Lieb Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, NY 10036 at such time and on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between the Underwriters and the Company.

        Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as the Underwriters shall request prior to 9:30 a.m., New York City time, on the second business day preceding the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to the Underwriters in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to the Underwriters on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer of immediately available funds to the Company's and each of the Selling Stockholders' accounts, provided that each of the Company and the Selling Stockholders shall give at least two business days' prior written notice to the Underwriters of the information required to effect such wire transfers.

        6. Covenants of the Company. The Company covenants and agrees with each of the Underwriters as follows:

                (a) The Company will, if the Registration Statement has not heretofore become effective under the Act, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A of the Securities Act Regulations, file a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Securities Act Regulations, or filing of the Prospectus is otherwise required under Rule 424(b) of the Securities Act Regulations, the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Securities Act Regulations within the time period therein prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company in all other respects will comply fully and in a timely manner with the


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        applicable provisions of Rule 424 and Rule 430A of the Securities Act
        Regulations and with Rule 462 of the Securities Act Regulations, if applicable.

                (b) The Company will promptly advise the Underwriters, and, if requested by the Underwriters, confirm such advice in writing, (i) when the Registration Statement, any Rule 462 Registration Statement or any post-effective amendment thereto has become effective and if and when the Prospectus is sent for filing pursuant to Rule 424(b) of the Securities Act Regulations, (ii) of receipt by the Company or any representative or attorney of the Company of any communications from the Commission relating to the Company, the Registration Statement, any preliminary prospectus, the Prospectus, any document incorporated by reference therein, or the transactions contemplated by this Agreement, including, without limitation, the receipt of a request by the Commission for any amendment or supplement to the Registration Statement or Prospectus, or any document incorporated by reference therein, or the receipt of any comments from the Commission, (iii) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or any post-effective amendment thereto or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of the Shares for the offering or sale in any jurisdiction and (iv) during the period when the Prospectus is required to be delivered under the Act, of any material change in the Company's condition (financial or otherwise), business, prospects, properties, assets, liabilities, net worth, results of operations, cash flows or of the happening of any event that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus untrue or that requires the making of any additions to or changes in the Prospectus required to be made therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to prevent the issuance of an order by the Commission at any time suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of the Shares and, if any such order is issued, to obtain its withdrawal or lifting at the earliest possible time.

                (c) The Company will furnish to the Underwriters without charge up to four signed copies of the Registration Statement (including all exhibits and all documents incorporated by reference therein, as filed with the Commission) and four signed copies of all amendments thereto, and the Company will furnish without charge to those persons designated by each Underwriter such number of conformed copies of the Registration Statement, of each preliminary prospectus, the Prospectus and all amendments of and supplements to such documents, if any, as such Underwriter may reasonably request. The Company consents to the use of the Prospectus and any amendments or supplements thereto by any Underwriter or any dealer, both in connection with the offering or sale of the Shares and for such period of time thereafter as delivery of a Prospectus is required by the Act.



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                (d)     The Company will not file any amendment or supplement to
        the Registration Statement, or any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus or any amendment of or supplement to the Prospectus, whether before or after the Effective Date, unless the Underwriters shall previously have been advised thereof and shall have not objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare and file with the Commission, upon the Underwriters' request, any amendment to the Registration Statement or any supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters. The Company will use its best efforts to cause any such amendment or supplement to become effective as promptly as possible.

                (e) During the time that a prospectus relating to the Shares is required to be delivered under the Act, the Company will (i) comply with all requirements imposed upon it by the Act and by the Regulations, as from time to time in force, so as to permit the continuance of sales of or dealing in the Shares as contemplated by the provisions hereof and the Prospectus, and (ii) will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act and the Exchange Act Regulations. If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Registration Statement or the Prospectus as then supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary, in the judgment of the Company or in the reasonable opinion of either counsel to the Company or counsel to the Underwriters, at any time to amend or supplement the Registration Statement or Prospectus to comply with the Act or the Regulations, or to file under the Exchange Act, so as to comply therewith, any document incorporated by reference in the Registration Statement or Prospectus or in any amendment or supplement thereto, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Underwriters) so that the statements in the Registration Statement and the Prospectus, as so amended or supplemented, will not, in light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, or so to effect such compliance with the Act or the Exchange Act and the Regulations, and the Company will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible.

                (f) The Company will cooperate with the Underwriters and Underwriters' counsel, at or prior to the time the Registration Statement becomes effective, to qualify or register the Shares for offering and sale and to determine the eligibility for investment of the Shares under the securities laws of such jurisdictions as the Underwriters may designate and to maintain such qualification or registration in effect for so long as required for the distribution thereof; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation,



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        in each case, other than as to matters and transactions relating to the
        Registration Statement, in any jurisdiction where it is not now so subject.

                (g) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to the Underwriters as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement, covering a period of at least twelve consecutive full calendar months commencing after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date), that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Securities Act Regulations.

                (h) The Company will apply the proceeds from the sale of the Shares as set forth under the heading "How We Intend to Use the Proceeds of this Offering" in the Prospectus.

                (i) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Shares.

                (j) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements of the Company, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                (k) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company will not distribute any Registration Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Shares.

                (l) The Company will use its best efforts to have the Shares listed for quotation on the Nasdaq National Market concurrently with the effectiveness of the Registration Statement.

                (m) The Company will cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any broker/dealer participating in the sale of the Shares.

                (n) For a period of three years from Closing Date the Company will deliver without charge to the Underwriters, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders and (ii) all reports, financial statements and proxy or



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        information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, including without limitation, press releases.

                (o) Except for (i) shares of Common Stock issuable upon exercise of outstanding warrants of the Company or upon conversion of outstanding convertible securities of the Company, (ii) shares of Common Stock issued and options granted pursuant to the Stock Option Plan or
        (iii) shares of Common Stock issued and options granted to newly hired management level employees consistent with past practices of the Company, the Company will not, directly or indirectly, sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer or dispose of or register or announce the sale or offering of any shares of capital stock of the Company, or any securities that are convertible into or exercisable or exchangeable for capital stock of the Company, for a period of 120 days after the date of the Prospectus, without the prior written consent of Bear Stearns.

                (p) The Company shall cause each officer and director and each stockholder listed on Schedule III hereto to enter into an agreement substantially in the form set forth in Exhibit D to the effect that he, she or it will not, for a period of 90 days after the date of the Prospectus, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase any shares of Common Stock, without the prior written consent of Bear Stearns.

                (q) The Company will comply with all the provisions of any undertakings contained in the Registration Statement under the heading "Where You Can Find More Information."

                (r) Prior to the Closing Date or any Option Closing Date, as the case may be, except as may be required by law, the Company will not
        (i) issue any press release or other communications relating to the sale of the Shares, or (ii) hold any press conferences with respect to the Company or its financial condition, results of operation, business, properties, assets or liabilities, or the sale of the Shares, without the prior consent of the Underwriters.

        7. Representations and Warranties of the Company and the Selling Stockholders.

        (1) The Company represents and warrants to each of the Underwriters that:

                (a) When the Registration Statement becomes effective, when any post-effective amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement (which, as defined, includes all documents incorporated by reference therein) and,



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        if filed at such time, the Prospectus (which, as defined, includes all documents incorporated by reference therein) and any amendments thereof and supplements thereto will comply in all material respects with the applicable provisions of the Act, the Exchange Act and the Regulations, and such Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and such Prospectus or supplement thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendment or supplement thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made in this subsection (a), however, with respect to any statements in or omissions from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment or supplement thereto based upon and conforming with information furnished in writing by or on behalf of the Underwriters to the Company expressly for use therein. The Company acknowledges for all purposes under this Agreement (including Section 10 hereof) that the statements set forth in the last paragraph on the cover page of the Prospectus and in the third paragraph below the first table under the caption "Underwriting" in the Prospectus and the last four paragraphs of the section under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by the Underwriters for use in the Prospectus or any preliminary prospectus (or any amendments or supplements thereto).

                (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any preliminary prospectus and any further documents incorporated by reference, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Regulations; no such document when it was or is filed (or, if an amendment with respect to any such document was or is filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Each preliminary prospectus and Prospectus filed as part of the Registration Statement, as part of any amendment thereto or pursuant to Rule 424 under the Securities Act Regulations, if filed by electronic transmission pursuant to Regulation S-T under the Securities Act, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sales of the Shares (except as may be permitted by Regulation S-T under the Securities Act).



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                (c)     There are no contracts or documents of the Company or
        any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act, the Exchange Act or by the Regulations that have not been so filed.

                (d) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus has been issued and no proceedings for that purpose have been commenced or are pending before or, to the best knowledge of the Company, are contemplated by the Commission. No stop order suspending the sale of the Shares in any jurisdiction designated by the Underwriters has been issued and no proceedings for that purpose have been commenced or are pending or, to the best knowledge of the Company, are contemplated.

                (e) Each of the Company and its subsidiaries (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Shares pursuant hereto or (z) in any manner draw into question the validity of this Agreement (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights and are owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting. Except for the capital stock of the subsidiaries owned by the Company, neither the Company nor any of its subsidiaries owns or holds any interest in any corporation partnership, trust or association, joint venture or other entity.

                (f) The authorized capital stock of the Company immediately prior to the Closing Date will consist of the following: (i) 60,000,000 shares of Common Stock, of which 17,685,434 shares, plus any shares of Common Stock issued upon exercise of options or warrants currently outstanding or upon conversion of the Series B Preferred Stock (as defined below) between July 20, 1999 and the Closing Date, will be issued and outstanding immediately prior to the Closing Date and (ii) 50,000,000 shares of preferred stock, of which 5,278,000 have been designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), and of which 5,277,779 shares of the Series B Preferred Stock will be issued and outstanding immediately prior to the Closing Date (except to the extent any shares of Series B Preferred Stock are converted into Common Stock). All of the outstanding shares of capital stock of the Company and each subsidiary have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire (other than options issued during the period commencing on the date hereof and ending on the Closing Date or the Option Closing Date, as the case may be, pursuant to the Stock Option Plan in accordance with the third paragraph of Section 3 of this Agreement), or instruments convertible or exchangeable or exercisable for, any capital stock or other equity interest in the Company or its subsidiaries. The Shares have been duly authorized and, when the Company Shares are issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, the Shares will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The authorized capital stock of the Company conforms in all respects to the description thereof in the Registration Statement and the Prospectus. All of the Company's subsidiaries are listed in Section 2 hereof. The authorized capital stock of (i) MGC Lease Corporation consists of 5,000 shares of common stock, $.10 par value per share, all of which are issued to, and owned of record and beneficially by, the Company, (ii) MGC LJ.Net, Inc. consists of 10,000 shares of common stock, $.01 par value per share, of which 100 are issued and outstanding, all of which are issued to, and owned of record and beneficially by, the Company, and (iii) MGC License Corporation consists of 10,000 shares of common stock, $.01 par value per share, of which 100 shares are issued and outstanding, all of which are issued to, and owned of record and beneficially by, the Company.

                (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Company Shares as provided herein.

                (h) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                (i) None of the Company or any of the subsidiaries is (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996 and the rules and regulations of the Federal Communications Commission (the "FCC") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company or any subsidiary or any of their assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                (j) None of (A) the execution, delivery or performance by the Company of this Agreement; (B) the issuance of the Company Shares; and (C) the sale of the Shares will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any subsidiary, or an acceleration of any indebtedness of the Company or any subsidiary pursuant to, (i) the charter or bylaws of the Company or any subsidiary,
        (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which any of them or their property is or may be bound,
        (iii) any statute, rule or regulation applicable to the Company or any subsidiary or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or the subsidiaries or any of their assets or properties, except that the Company has not received written approval from the Georgia Public Service Commission as to the sale of the Shares and except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Prospectus, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement, (2) the issuance of the Company Shares, and (3) the sale of the Shares and the consummation of the transactions contemplated hereby or by the Prospectus, except (x) such as have been obtained and made under the Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing, registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                (k) Except as set forth in the Prospectus, there is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company or any subsidiary, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject,
        (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any subsidiary is or may be subject or to which the business, assets, or property of the Company or any subsidiary are or may be subject, that, in the case of clauses
        (i), (ii) and (iii) above,

        (x) is required to be disclosed in the Registration Statement or the Prospectus, (y) could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect or (z) might interfere with, adversely affect or in any manner question the validity of the issuance and sale of the Shares or any of the other transactions contemplated by this Agreement and the Registration Statement.

                (l) There is (i) no significant unfair labor practice complaint pending against the Company or any subsidiary nor, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any subsidiary or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any subsidiary nor, to the best knowledge of the Company, threatened against the Company or any subsidiary and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any subsidiary that, in the case of clauses (i), (ii) or
        (iii), could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any subsidiary. None of the Company or any subsidiary has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees (except as set forth in the Registration Statement), (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                (m) No employee pension benefit plan (within the meaning of Section 3(2) of ERISA, but excluding any "multiemployer plan" within the meaning of Section 3(37) of ERISA) established or maintained by the Company or any subsidiary or to which the Company or any subsidiary has made contributions, which is subject to Part 3 or Subtitle B of Title I of ERISA, or Section 412 of the Internal Revenue Code of 1986 (the "Code"), had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most recent plan year of such plan heretofore ended for which an excise tax is due (or would be due if such deficiency were not waived). Each of the Company and the subsidiaries has made all contributions required to be made by it to any "multiemployer pension plan" (within the meaning of Section 3(37) of ERISA). Neither the Company nor any subsidiary nor any Related Person (as such term is defined below) has incurred, or is expecting to incur, any withdrawal liability (determined under Section 4201 of ERISA) with respect to any plan covered by Title IV of ERISA and in respect of which the Company or any subsidiary or a Related Person is an "employer" as defined in Section 3(5) of ERISA, and to the best of the Company's knowledge, there has not been any "reportable event" (within the meaning of Section 4043 of ERISA and regulations thereunder, other than an event for which the 30-day notice requirement has been waived), or any other event or condition which presents a material risk of the termination of any such plan, including, but not limited to, a termination by action of the Pension Benefit Guaranty Corporation, which termination would create a material liability of the Company or any subsidiary or a Related Person to the Pension Benefit Guaranty Corporation. "Related Person" shall mean any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(b) and (c) of the Code) with the Company within the meaning of Section 4001(b) of ERISA. As of the last day of the most recent plan year heretofore ended of each employee benefit plan described in the preceding sentence (other than a "multiemployer plan"), the present value of all accrued benefits under each such employee benefit plan (calculated on the basis of the actuarial assumptions specified in the most recent actuarial valuation for each such plan) did not exceed the fair market value of the assets of such plan allocable to such benefits by more than $1,000,000. Neither any employee pension benefit plan (excluding any "multiemployer plan" within the meaning of Section 3(37) of ERISA) established or maintained by the Company or any subsidiary or to which the Company or any subsidiary has made contributions, nor any trust created thereunder, nor any trustee or administrator thereof (including the Company), has engaged in any non-exempt prohibited transaction (as described in Section 406 of ERISA or in Section 4975 of the Code) that could subject the Company or any subsidiary either directly or indirectly through an obligation to indemnify to any material tax or material penalty on prohibited transactions imposed under said Section 4975 of the Code or under ERISA. Each employee benefit plan described in the preceding sentence is in compliance in all material respects with all applicable provisions of ERISA and the Code, except for plan amendments required or permitted by such statutes as to which applicable grace periods for making such amendments have not expired, and each of the Company and the subsidiaries has made, accrued or provided for all contributions heretofore required to be made by the Company and the subsidiaries and each of the Company and the subsidiaries has complied in all material respects with the continuation coverage requirements of Title X of the Consolidated Omnibus Budget Act of 1985, as amended. The execution and delivery of this Agreement and the sale of the Shares will not involve any prohibited transaction within the meaning of Section 406 of ERISA or
        Section 4975 of the Code. Neither the Company nor any subsidiary has any material "expected post-retirement benefit obligation" (within the meaning of Financial Accounting Standards Board Statement No. 106). The consummation of the transactions contemplated by this Agreement (including, without limitation, the provisions of the Prospectus described under the heading "How We Intend to Use the Proceeds of this Offering") will not result in any material payment (including, without limitation, severance, golden parachute or other) becoming due from the Company to any employee of the Company or any of its subsidiaries as a consequence of such transaction.

                (n) None of the Company or any subsidiary has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect. No facilities owned or leased by the Company or any subsidiary, or to the best knowledge of the Company, any facilities of any predecessor in interest of the Company or any subsidiary, is listed or, to the best knowledge of the Company, formally proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System, both as promulgated under the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), or on any comparable state list, or comparable local list, and the Company has not received any written notification of potential or actual liability, or any written request for information, pursuant to CERCLA or any comparable state, local or foreign environmental law.

                (o) Each of the Company and the subsidiaries has (i) good and marketable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement or as would not have a Material Adverse Effect,
        (ii) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by any of them in the manner described in the Prospectus, except as described in the Prospectus or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and, (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and each of the Company and the subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company or any subsidiary is a party are valid and binding and no default by the Company or any subsidiary has occurred and is continuing thereunder and, to the best knowledge of the Company and the subsidiaries no material defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                (p) Each of the Company and the subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it or its subsidiaries in connection with the businesses now operated by it or which are proposed to be operated by it or its subsidiaries free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company or any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material

        Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

                (q) None of the Company or any subsidiary, or to the best knowledge of the Company, any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any subsidiary (or assist the Company or any subsidiary in connection with any actual or proposed transaction) which (i) might subject the Company or any subsidiary, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a Material Adverse Effect or (iii) if not continued in the future, might have a Material Adverse Effect.

                (r) All material tax returns required to be filed by the Company and each of the subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the best knowledge of the Company, there are no material proposed additional tax assessments against the Company, any subsidiary or the assets or property of the Company or any subsidiary.

                (s) None of the Company or the subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                (t) Except for the Shares sold by the Selling Stockholders, no holders of any securities of the Company or of any subsidiary or their respective affiliates or of any options, warrants or other convertible or exchangeable securities of the Company or any subsidiary or their respective affiliates are entitled to include any such securities in or to have such securities registered under the Registration Statement.

                (u) Each of the Company and the subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                (v) Each of the Company and the subsidiaries maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the subsidiaries and their respective businesses. None of the Company or any subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, singly or in the aggregate, materially alter the coverage thereunder or the risks covered thereby.

                (w) None of the Company or any of its subsidiaries has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company has not distributed any Registration Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Shares.

                (x) Subsequent to the respective dates as of which information is given in the Registration Statement and up to the Closing Date, except as set forth in the Registration Statement, there has not been and there shall not be any material adverse change in the business, prospects, properties, assets, liabilities, operations, condition (financial or otherwise), results of operations or cash flows of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet included in the Registration Statement, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries, taken as a whole, except for liabilities or obligations which were incurred or undertaken in the ordinary course of business or are reflected in the Registration Statement and the Prospectus. Subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed therein, there has not been any decrease in the capital stock of the Company, any increase in long-term indebtedness or any material increase in short-term indebtedness of the Company or any of its subsidiaries or any payment or declaration to pay any dividends or any other distribution with respect to the capital stock of the Company.

                (y) To the best knowledge of the Company, KPMG LLC and Arthur Andersen LLP, whose reports are included or incorporated by reference in the Registration Statement, are or have been independent certified public accountants with regard to the Company as required by the Act and the Securities Act Regulations.

                (z) The consolidated financial statements of the Company and its subsidiaries and the related notes and schedules included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and the Securities Act Regulations, including, without limitation, Regulation S-X, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its subsidiaries for the periods therein specified. Such consolidated financial statements (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject in the case of interim statements to normal year-end audit adjustments. Since the date of the latest of such consolidated financial statements, except as disclosed in the Prospectus, there has been no material adverse change in the financial position, results of operations or business of the Company and its subsidiaries, taken as a whole.

                (aa) The financial information of the Company and its subsidiaries set forth in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial and Operating Data," "Dilution," "Capitalization," "Selected Consolidated Financial and Operating Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" has been fairly stated in all material respects in relation to the relevant financial statements of the Company and its subsidiaries and from which such information has been derived.

                (bb) The as adjusted financial information and the related notes thereto included in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to as adjusted financial statements, have been properly compiled on the as adjusted basis described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                (cc) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Company Shares.

                (dd) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                (ee) Each of the Shares and this Agreement, as or when executed and delivered, will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                (ff) The Company has complied with all of its obligations to the Selling Stockholders as set forth in (i) the Warrant Registration Rights Agreement, dated as of

        September 29, 1997, by and among the Company, Bear Stearns and Furman Selz LLC (the "Warrant Agreement"), (ii) the Stockholders Agreement, dated as of November 26, 1997, by and among the Company and the persons listed therein (the "Series A Agreement"), (iii) the Series B Preferred Stock Registration Rights Agreement, dated as of May 4, 1999, by and among the Company and the persons listed therein (the "Series B Agreement"), and (iv) the Agreement and Plan of Merger, dated as of March 15, 1999, by and among the Company, LJ.Net, Inc., MGC LJ.Net, Inc., Patrick Chicas and James Thompson (the "Merger Agreement").

                (gg) Each holder of five percent or more of the total issued and outstanding capital stock of the Company (assuming conversion of all outstanding shares of the Series B Preferred Stock) is listed on
        Schedule III to this Agreement.

        (2) Each Selling Stockholder severally represents and warrants to the Underwriters and the Company that:

                (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                (c) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this
        Section 7 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Shares by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                (d) If such Selling Stockholder is a corporation, such Selling Stockholder has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation.

                (e) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement (the "Custody Agreement") between the Selling Stockholders and MGC Communications, Inc., as Custodian (the "Custodian") and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling

        Stockholder enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. Certificates in negotiable form representing the Shares to be sold by the Selling Stockholders as provided herein have been placed in custody under the terms of the Custody Agreement for delivery pursuant to the terms hereof.

                (f) The power of attorney signed by such Selling Stockholder appointing David S. Clark and Linda M. Sunbury, or either of them, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms and, pursuant to such power of attorney, such Selling Stockholder has authorized David S. Clark and Linda M. Sunbury, or either of them, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

                (g) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                (h) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

                (i) Such parts of the Registration Statement, comprised of the table and notes thereto under the caption "Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

                (j) At any time during the period described in paragraph 6(e) hereof, if there is any change in the information referred to in the above paragraph, the Selling Stockholders will immediately notify Bear Stearns of such change.

                (k) Each certificate signed by or on behalf of any Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

                The Company and the Selling Stockholders acknowledge that each of the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 10 hereof, counsel to the Company, counsel to each Selling Stockholder and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

        8. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay and be responsible for all costs, expenses, fees and taxes related to the following matters: (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereto (including, without limitation, financial statements and all exhibits thereto), each preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto, the underwriting documents (including this Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated); (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith; (iii) the registration with the Commission and the Nasdaq National Market (including all filing fees incident thereto) and the issuance, transfer and delivery of the Shares to the Underwriters, including, without limitation, the fees of the transfer agent and registrar for the Company, the cost of its personnel and other internal costs, the costs of printing and engraving the certificates representing the Shares and any transfer or other taxes payable in connection with the original issuance and sale of the Company Shares; (iv) the qualification or registration of the Shares for offering and sale under state and foreign securities or Blue Sky laws, including, without limitation, the costs of printing and mailing preliminary and final Blue Sky memoranda and the reasonable fees and disbursements of Underwriters' counsel in relation thereto;
(v) the fees, disbursements and expenses of the Company's counsel and accountants; (vi) the filing, registration, review and clearance of the terms of the public offering of the Shares with and by the NASD including, in each case, any filing fees and fees and disbursements of Underwriters' counsel in connection therewith; (vii) all other fees, costs and expenses incident to the performance of the obligations of the Company hereunder; (viii) all fees, costs and expenses of the Selling Stockholders which are not specifically designated as expenses to be paid by the Selling Stockholders under the terms of the Warrant Agreement, the Series A Agreement, the Series B Agreement or the Merger Agreement; and (ix) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Shares (other than out-of-pocket expenses incurred by the Underwriters for travel, meals and lodging).

        9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the absence from any certificates, opinions, written statements or letters furnished pursuant to this
Section 9 to the Underwriters or to Underwriters' counsel of any misstatement or omission and to the satisfaction of each of the following additional conditions, except that with respect to the Additional Shares, references to the Closing Date shall mean the Option Closing Date:

                (a) All of the representations and warranties of the Company contained herein shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                (b) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A under the Securities Act Regulations, such post effective amendment shall become effective) not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by the Underwriters. At or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission, and every request for additional information on the part of the Commission (including, without limitation, any request or comment with respect to the Registration Statement, the Prospectus or any document incorporated by reference therein) shall have been complied with in all material respects. No stop order suspending the sale of the Shares in any jurisdiction designated by the Underwriters shall have been issued and no proceedings for that purpose shall have been commenced or be pending or, to the best knowledge of the Company, be contemplated.

                (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Company Shares; and no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or any subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

                (d) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement or contemplated thereby, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company and the subsidiaries from that set forth in the Registration Statement and the Prospectus, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any subsidiary on any class of its capital stock and (iii) neither the Company nor any subsidiary shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Registration Statement and the Prospectus. Since the date hereof and since the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have occurred any Material Adverse Effect.

                (e) The Underwriters shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Nield J. Montgomery, President and Chief Executive Officer and (ii) Linda M. Sunbury, Senior Vice President and Chief Financial Officer of the Company in form and substance reasonably satisfactory to the Underwriters, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 9 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and stating that each signer of such certificate has examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading in any material respect, and (C) there has been no document required to be filed under the Exchange Act and the Exchange Act Regulations that upon such filing would be incorporated by reference into the Prospectus that has not been so filed.

                (f) All of the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and the Underwriters shall have received a certificate, dated the Closing Date, signed by an authorized officer, partner, member, manager, trustee or similar person of such Selling Stockholder, if not an individual, or by such Selling Stockholder, if an individual, to the effect that the person signing such certificate has examined the Registration Statement, the Prospectus and this Agreement and the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date.

                (g) At the Closing Date, the Underwriters and the Selling Stockholders shall have received the opinion of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C., counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and Underwriters' counsel, to the effect set forth in Exhibit A hereto.

                (h) At the Closing Date, the Underwriters and the Selling Stockholders shall have received the opinion of Kelley Drye & Warren LLP, special regulatory counsel for the Company, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters' counsel, to the effect set forth in Exhibit B hereto.

                (i) At the Closing Date, each Selling Stockholder shall have delivered to the Underwriters the opinion of counsel for such Selling Stockholder, in each case dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and Underwriters' counsel, to the effect set forth in Exhibit C hereto or to such effect as may otherwise be agreed by the Underwriters.

                (j) At the time this Agreement is executed and at the Closing Date the Underwriters and the Selling Stockholders shall have received from Arthur Andersen LLP, independent certified public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, a customary comfort letter addressed to the Underwriters and in form and substance satisfactory to the Underwriters and counsel to the Underwriters with respect to the financial statements and certain financial information of the Company together with each of its subsidiaries contained in the Registration Statement and the Prospectus.

                (k) Kronish Lieb Wiener & Hellman LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                (l) On or prior to the Closing Date, the Underwriters shall have received the executed agreements referred to in Section 6(p) hereof.

                (m) Prior to the Closing Date, the Company, its subsidiaries and the Selling Stockholders shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                (n) On or prior to the Closing Date, the Company shall have filed a Notification Form for Listing Additional Shares on the Nasdaq National Market and a copy thereof shall have been provided by the Company to the Underwriters.

                If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' counsel pursuant to this Section 9 shall not be reasonably satisfactory in form and substance to the Underwriters and to Underwriters' counsel, all of the obligations of the Underwriters hereunder may be cancelled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telecopy, telex or telegraph, confirmed in writing.

        10.     Indemnification.

                (a) The Company agrees to indemnify and hold harmless (i) each of the Underwriters, (ii) each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement.

                (b) Each Selling Stockholder, severally but not jointly, agrees to indemnify and hold harmless (i) each of the Underwriters, (ii) each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, (x) to which they or any of them may become subject, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon the breach of the representations or warranties made by the Selling Stockholders in Section 7(2)(b) of this Agreement, or (y) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent that such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon information furnished to the Company or the Underwriters by or on behalf of such Selling Stockholder expressly for use therein; provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the aggregate gross proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have, including under this Agreement.

                (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder and each person, if any, who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the discounts and commissions received by such Underwriter, as set forth on the cover page of the Prospectus. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement.

                (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case (and where the Underwriters are the indemnified parties, Bear Stearns shall have the right to select such counsel for the Underwriters), but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a), (b) or (c) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

        11. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 10 is for any reason held to be unavailable from the Company or any of the Selling Stockholders or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or any Selling Stockholder, any contribution received by the Company or any Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or such Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and any Selling Stockholder, on the one hand, and any of the Underwriters, on the other hand, may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the sale of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 10, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the sale of Shares (net of discounts but before deducting expenses) received by the Company or any Selling Stockholder and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 11, (i) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter pursuant to this Agreement exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, (ii) the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate gross proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder and
(iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 11, (A) each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person shall have the same rights to contribution as such Underwriters; and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company; and each person who controls each Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Selling Stockholder, subject in each case to clauses (i), (ii) and (iii) of this Section 11. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 11, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 11 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

        12.     Substitution of Underwriters.

                (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Shares hereunder, and if the total number of Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made pursuant to subsection (b) below) exceed 10% of the total number of Shares which the Underwriters have agreed to purchase hereunder, then such Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the number of Shares set forth opposite their respective names on Schedule II hereto bear to the total number of Shares set forth opposite the names of the non-defaulting Underwriters.

                (b) In the event that such default relates to more than 10% of the total number of Shares, the non-defaulting Underwriters may in their discretion arrange for themselves or for another party or parties to purchase the Shares to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default the non-defaulting Underwriters do not arrange for the purchase of the Shares to which such default relates as provided in this
        Section 12, this Agreement and the obligations of the Underwriters to purchase, and of the Company to sell, the Shares shall thereupon terminate without liability on the part of the Company with respect thereto (except in each case as provided in Sections 8, 10(a), 10(b) and 11) or the Selling Stockholders (except as provided in Sections 10(a), 10(b), 11 and 14(a)) or the Underwriters (except as provided in Sections 10(c) and 11), but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and the Company for damages occasioned by its default hereunder.

                (c) In the event that the Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding five (5) business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 12 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

        13.     Effective Date of Agreement; Termination.

                (a) This Agreement shall become effective when the Underwriters and the Company shall have received notification of the effectiveness of the Registration Statement. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying the Underwriters or by the Underwriters by notifying the

        Company. Notwithstanding the foregoing, the provisions of this Section 13 and of Sections 8, 10, 11 and 14(a) shall at all times be in full force and effect.

                (b) The Underwriters shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Underwriters, without liability (other than with respect to Sections 10 and 11) on the Underwriters' part to the Sellers if, on or prior to such date, (i) the Company or any Selling Stockholder shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters hereunder as provided in Section 9 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Underwriters any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and the subsidiaries taken as a whole, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchanges shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Underwriters' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Shares as contemplated hereby.

                (c) Any notice of termination pursuant to this Section 13 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

                (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Underwriters as provided in Section 13(a) or (ii) Section 12(b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters for all out-of-pocket expenses (including, without limitation, the reasonable fees and expenses of Underwriters' counsel) incurred by the Underwriters in connection herewith.

        14. Agreements of the Selling Stockholders. Each Selling Stockholder severally agrees with the Underwriters and the Company:

                (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder and all other expenses required to be paid by such Selling Stockholder pursuant to the terms of the Warrant Registration Rights Agreement, the Series A Agreement, the Series B Agreement or the Merger Agreement; and

                (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

        15. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement, including, without limitation, the agreements contained in Sections 8, 13(d) and 14(a), the indemnity agreements contained in Section 10 and the contribution agreements contained in Section 11, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 7 and the agreements contained in Sections 8, 10, 11, 13(d) and 14(a) shall survive the termination of this Agreement, including, without limitation, any termination pursuant to Sections 12 or 13.

        16. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Underwriters shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing c/o Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and ING Barings LLC, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to MGC Communications, Inc., 3301 N. Buffalo Drive, Las Vegas, Nevada 89129, Attention: Chief Financial Officer, telecopy number: (702) 310-5715, with a copy to Ellis, Funk, Goldberg, Labovitz & Dokson, P.C., One Securities Centre, Suite 400, 3490 Piedmont Road, Atlanta, Georgia 30305, telecopy number: (404) 233-2188; and if sent to the Selling Stockholders, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to David S. Clark or Linda M. Sunbury c/o MGC Communications, Inc., 3301 N. Buffalo Drive, Las Vegas, Nevada 89129; provided, however, that any notice to any party pursuant to Section 10 or 11 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to such party.

        17. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Sellers and the controlling persons and agents referred to in Sections 10 and 11, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from the Underwriters.

        18. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York.

        19. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

        20. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



                           [Signature page to follow]

                If the foregoing correctly sets forth the understanding among the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                        Very truly yours,

                                        MGC COMMUNICATIONS, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE SELLING STOCKHOLDERS NAMED
                                        ON SCHEDULE I HERETO


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Accepted and agreed to as of
the date first above written:


BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
ING BARINGS LLC


By: BEAR, STEARNS & CO. INC.


By:
   -----------------------------------
   Name:
   Title:


GOLDMAN, SACHS & CO.


By:
   -----------------------------------
   Name:
   Title:


ING BARINGS LLC


By:
   -----------------------------------
   Name:
   Title:

                                   Schedule I

                              SELLING STOCKHOLDERS

    Selling Stockholder                              Shares
    -------------------                              ------
    Winston Partners II LDC                           33,436

    Winston Partners II LLC                           10,627

    S-C Phoenix Holdings, LLC                        171,428

    Prospect Street High Income Portfolio Inc.        15,870

    Strategic Investment Partners Ltd.               342,857

    Libertyview Funds LP                               2,695

    CPR (USA) Inc.                                     8,357

    Libertyview Enhanced High Yield Fund               2,425

                                   Schedule II



                                                  Number of Shares
        Underwriter                               to be Purchased
        -----------                               ---------------
        Bear, Stearns & Co. Inc.                     1,862,565

        Goldman, Sachs & Co.                         1,862,565

        ING Barings LLC                              1,862,565

                                  Schedule III

                    Stockholders Subject to Lockup Agreements

Darren Adair
Marilyn Ash
John Boersma
Michael Burke
Patrick Chicas
Dave Clark
Charles Clay
Larry Costa
Raoul Fernandes
Timothy Flynn
Maurice Gallagher
Gallagher Corporation
Gallagher Family Investments L.P.
Gallagher Stock Trust dated 4/2/94
Gallagher Trust dated 10/20/92
Jack Hancock
Jeff Hein
Aida Herrera
Kent Heyman
Cornell Hudson
James Hurley
JK&B Capita, L.P.
JK&B Capital II, L.P.
JK&B Capital III, L.P.
Thomas Keough
David Kronfeld
Andrew Levy
James D. Mitchelle III
Carol Mittwede
Nield Montgomery
Janet Nogle
Thomas Neustaetter
Lucinda O'Mara
Molly Pace
Mark Peterson
Providence Equity Operating Partners III, L.P.
Providence Equity Partners III, LLC
David Rahm
Walter Rusak
Paul Salem
Linda Sunbury
Wind Point Investors, L.L.C.

                                    EXHIBIT A

       Form of Opinion of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.


        1. Each of the Company and its subsidiaries (A) is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Registration Statement and Prospectus and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights under the Nevada General Corporation Law, or known to us, after reasonable inquiry, and are owned by the Company of record, and to our knowledge, after reasonable inquiry, beneficially, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting. Except for the capital stock of the subsidiaries owned by the Company, to our knowledge, neither the Company nor any of its subsidiaries owns or holds any interest in any corporation, partnership, trust or association, joint venture or other entity.

        2. All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) and each subsidiary have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Registration Statement and Prospectus. Except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire (other than options issued during the period commencing on July 20, 1999 and ending on the Closing Date pursuant to the Stock Option Plan in accordance with the third paragraph of Section 3 of the Underwriting Agreement), or instruments convertible into or exercisable or exchangeable for, any capital stock or other equity interest in the Company or any of its subsidiaries known to us, after reasonable inquiry. None of the outstanding shares of the capital stock of the Company or the subsidiaries were issued in violation of the registration requirements of the Act or the registration or qualification requirements of the applicable state securities or "Blue Sky" laws.

        3. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Company Shares as provided therein.

        4. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due execution by the other parties thereto, is the legally valid and binding agreement of the Company.

        5. The Company Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and, to our knowledge after reasonable inquiry, free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company.

        6. The statements under the caption "Description of Securities" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein, present a fair summary thereof.

        7. None of (A) the execution, delivery or performance by the Company of the Underwriting Agreement or (B) the issuance of the Company Shares and the sale of the Shares by the Company and the Selling Stockholders violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any subsidiary, or an acceleration of any indebtedness of the Company or any subsidiary pursuant to, (i) the charter or bylaws of the Company or any subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to us to which the Company or any subsidiary is a party or by which any of them or their property is or may be bound, (iii) any local, state, federal or administrative statute, rule or regulation applicable to the Company or any subsidiary or any of their respective assets or properties (except that we express no opinion as to the matters addressed by the opinion of Kelley Drye & Warren LLP) or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any subsidiary or any of their assets or properties known to us (except that we need express no opinion as to the matters addressed by the opinion of Kelley Drye & Warren LLP), except that the Company has not received written approval from the Georgia Public Service Commission as to the sale of the Company Shares and except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Registration Statement. Assuming compliance with applicable state securities and Blue Sky laws, as to which we express no opinion, and except for the filing of a registration statement under the Act and for the approval required to be obtained from the Georgia Public Service Commission, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of the Underwriting Agreement, or (2) the issuance of the Company Shares and the sale of the Shares by the Company, except such as have been obtained and made or have been disclosed in the Registration Statement, and except where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect. To our knowledge, after reasonable inquiry, no consents or waivers from any other person are required for the execution, delivery and performance by the Company of the Underwriting Agreement or the issuance of the Company Shares and the sale of the Shares by the Company, other than such consents and waivers as have been obtained and except that we express no opinion as to the matters addressed in the opinion of Kelley Drye & Warren LLP.

        8. None of the Company or the subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        9. Except for the Shares sold by the Selling Stockholders, no holders of any securities of the Company or of any subsidiary or their respective affiliates or of any options, warrants or other convertible or exchangeable securities of the Company or any subsidiary or their respective affiliates are entitled to include any such securities in or to have such securities registered under the Registration Statement.

        10. Except as set forth in the Prospectus, to our knowledge, after reasonable inquiry, there is (i) no action, suit, investigation or proceeding (other than proceedings with respect to pending license applications) before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any subsidiary is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body (except that we need express no opinion with respect to Telecommunications Laws) or
(iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which any of the Company or any subsidiary is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries are or may be subject has been issued that, in the case of clauses (i), (ii) and (iii) above, (x) is required to be disclosed in the Registration Statement or the Prospectus, (y) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (z) might interfere with, adversely affect or in any manner question the validity of the issuance of the Company Shares and the sale of the Shares by the Company or any of the other transactions contemplated by the Underwriting Agreement and the Registration Statement and except that we express no opinion as to the matters addressed in the opinion of Kelley Drye & Warren LLP.

        11. We are not aware of any order directed to any document incorporated by reference in the Registration Statement which has been issued by the Commission or any challenge that has been made by the Commission as to the accuracy or adequacy of any such document.

        12. The Company and the transactions contemplated by the Underwriting Agreement meet the requirements for using Form S-3 under the Act. The Registration Statement and the Prospectus, and the documents filed under the Act and the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto or from which information is so incorporated by reference (other than financial statements, notes and schedules thereto and other financial and accounting information included or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the Act or the Exchange Act, as the case may be, and the Regulations.

        13. The Registration Statement was declared effective under the Act on July 21, 1999. To our knowledge, after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus has been issued, and no proceedings for that purpose have been instituted or threatened.

        14. There are no contracts or documents of the Company or any of its subsidiaries known to us, after reasonable inquiry, that are required to be filed (A) as exhibits to the Registration Statement by the Act, or (B) as exhibits to any of the documents incorporated by reference by the Exchange Act or (C) by the Regulations that have not been so filed. Insofar as statements in the Prospectus (other than statements addressed in the opinion of Kelley Drye & Warren LLP) purport to summarize the provisions of laws, rules, regulations, proposed rules, proposed regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements accurately reflect the status of such provisions purported to be summarized and are correct in all material respects.

        15. The Company has authorized capital stock as set forth in the Prospectus. All the shares of capital stock of the Company outstanding prior to the issuance of the Company Shares are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights.

        16. The form of certificates for the Shares conforms to the requirements of the General Corporation Law of the State of Nevada.

        17. The Company's Notification Form for Listing Additional Shares on the Nasdaq National Market has been filed.

        We have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters and their representatives at which the contents of the Prospectus and the Registration Statement and any amendment thereof or supplement thereto and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement or any amendment thereof or supplement thereto (except as indicated above), on the basis of the foregoing, no facts have come to our attention which led us to believe that the Prospectus and the Registration Statement (or any amendment thereof made prior to the Closing Date as of the date of such amendment) as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial data included therein).

        We are members of the Bar of the State of Georgia, and we do not herein express an opinion as to any matters governed by any laws other than the laws of the State of Georgia, the laws of the State of Nevada governing corporations and the Federal laws of the United States of America. In rendering this opinion, we have relied on Kronish, Lieb, Weiner & Hellman LLP as to the laws of the State of New York.

                                    EXHIBIT B

                   Form of Opinion of Kelley Drye & Warren LLP

        1. All of the licenses, permits and authorizations required by the FCC for the provision of telecommunications services by the Company and the subsidiaries, as we understand those services to be provided currently based upon the Prospectus and the Registration Statement, have been issued to and are validly held by the Company and the subsidiaries. All of the licenses, permits and authorizations required by any "state commissions" as defined in Section 3 of the Communications Act of 1934, as amended (the "State Telecommunications Agencies") for the provision of telecommunications services by the Company and the subsidiaries, as we understand those services to be provided currently based upon the Prospectus and the Registration Statement, have been issued to and, to the best of our knowledge, are validly held by the Company and the subsidiaries, except where the failure to obtain or hold such license, permit or authority would not have a Material Adverse Effect. All such licenses, permits and authorizations are in full force and effect.

        2. Neither the Company nor its subsidiaries is the subject of any proceeding (including a rule making proceeding), pending complaint or investigation, or, to the best of our knowledge, any threatened complaint or investigation, before the FCC, or, to the best of our knowledge after oral inquiry, of any proceeding (including a rule making proceeding), pending complaint or investigation, or any threatened complaint or investigation, before the State Telecommunications Agencies based, in each case, on any alleged violation of any statutes governing the FCC or the State Telecommunications Agencies and the rules and regulations promulgated thereunder (the "Telecommunications Laws") by the Company or any subsidiary in connection with their provision of or failure to provide telecommunications services of a character required to be disclosed in the Registration Statement which is not disclosed in the Registration Statement.

        3. The statements in the Registration Statement under the headings of "Risk Factors - Our services are highly regulated and changes in current or future laws or regulations could restrict the way we operate our business" and "Business Regulation" regarding the Telecommunications Laws of the FCC or the State Telecommunications Agencies fairly and accurately summarize the matters therein described.

        4. The Company and its subsidiaries have the consents, approvals, authorizations, licenses, certificates, permits, or orders of the FCC or the State Telecommunications Agencies, if any is required, for the consummation of the transactions contemplated in the Registration Statement, except where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would not have a Material Adverse Effect.

        5. Neither the execution and delivery of the Underwriting Agreement nor the sale of the Shares contemplated thereby will conflict with or result in a violation of any

Telecommunications Laws applicable to the Company or its subsidiaries, except where the conflict with or the violation of any Telecommunications Laws would not have a Material Adverse Effect.

        6. In connection with our representation of the Company and its subsidiaries, except as disclosed in the Registration Statement or the Prospectus, we have not become aware of any Telecommunications Laws that could reasonably be expected to have a Material Adverse Effect on the business of the Company, taken as a whole, as described in the Prospectus and the Registration Statement. The foregoing assumes that the Company and its subsidiaries currently are in substantial compliance with all material Telecommunications Laws applicable to them except as disclosed in the Registration Statement or the Prospectus.

                                    EXHIBIT C

              [FORM OF OPINION OF COUNSEL TO SELLING STOCKHOLDERS]


                             [Letterhead of Counsel]


                                                                   July __, 1999


Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
ING Barings LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

                Re:     MGC Communications, Inc.

Ladies and Gentlemen:

        We have acted as counsel for each of the selling stockholders listed of Schedule A hereto (the "Selling Stockholders"), in connection with the sale by the Selling Stockholders of ______________ shares of common stock (the "Securities") of MGC Communications, Inc. (the "Company") to Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and ING Barings LLC (together, the "Underwriters"). The sale is being made pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of July __, 1999, by and among the Company, the Selling Stockholders and the Underwriters.

        This opinion is delivered to the Underwriters at the request of the Selling Stockholders pursuant to Section 9(i) of the Underwriting Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement.

        Based upon and subject to the limitations and qualifications set forth herein, we are of the opinion that:

                1. The Underwriting Agreement and the Custody Agreement relating to the sale of the Securities by the Selling Stockholders, and the Power of Attorney, dated as of __________, 1999, appointing David S. Clark and Linda M. Sunbury as the attorneys in fact of the Selling Stockholders have been duly authorized, executed and delivered by each Selling Stockholder and are valid and binding on each Selling Stockholder, and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in the Underwriting Agreement and the Custody Agreement the Securities being sold by such Selling Stockholder thereunder.

                2. The delivery by each Selling Stockholder to the several Underwriters of certificates for the Securities being sold pursuant to the Underwriting Agreement by such Selling Stockholder against payment therefor as provided in the Underwriting Agreement will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever.

                3. No consent, approval, authorization or order of any court or governmental agency or body known by us to be applicable to the transactions contemplated in the Underwriting Agreement is required for the consummation by each Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except such as may have been obtained under the Securities Act of 1933, as amended, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained and are listed on Schedule B hereto.

                4. Neither the sale of the Securities being sold by the Selling Stockholders nor the consummation of any other of the transactions contemplated in the Underwriting by any Selling Stockholder or the fulfillment of the terms of the Underwriting Agreement by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Selling Stockholder, if not an individual, or the terms of any indenture or other agreement or instrument known to us and to which any Selling Stockholder or, if not an individual, any of its subsidiaries, is a party or bound, or any judgment, order or decree known to us to be applicable to any Selling Stockholder or, if not an individual, any of its subsidiaries, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder or, if not an individual, any of its subsidiaries.

        In rendering such opinions, we have relied (A) as to matters involving the application of laws of any jurisdiction other than the State of [New York] or the Federal laws of the United States, to the extent we deemed proper [specify], upon the opinion of other counsel of good standing whom we believe to be reliable and who are satisfactory to counsel for the Underwriters (which opinions are attached hereto), and (B) as to matters of fact, to the extent we deemed proper, on certificates of authorized officers of the Selling Stockholders and public officials.

                                    EXHIBIT D

                            FORM OF LOCK-UP AGREEMENT

                                  June __, 1999


Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
ING Barings LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167


MGC Communications, Inc.
3301 North Buffalo Drive
Las Vegas, Nevada 89103


Ladies and Gentlemen:

                In order to induce Bear, Stearns & Co. Inc. ("Bear Stearns"), Goldman, Sachs & Co. ("Goldman") and ING Barings LLC (together with Bear Stearns and Goldman, the "Underwriters") and MGC Communications, Inc., a Nevada corporation (the "Company"), to enter into an underwriting agreement (the "Underwriting Agreement") pursuant to which the Underwriters will purchase, severally but not jointly, shares of common stock, par value $.001 per share, of the Company ("Common Stock"), the undersigned hereby agrees that for a period of 90 days following the date on which the Company's registration statement on Form S-3 (Commission file No. 333-79863) shall become effective by order of the United States Securities and Exchange Commission (the "Effective Date"), the undersigned will not directly or indirectly offer to sell, sell, contract to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any shares of Common Stock or any other securities issued by the Company ("Securities") registered in the undersigned's name or beneficially owned by the undersigned, including without limitation, any Securities with respect to which the undersigned becomes the registered or beneficial owner after the date hereof, or dispose of any beneficial interest therein without the prior written consent of Bear Stearns and the Company.

                In order to enable you to enforce the aforesaid agreement and grant of rights, the undersigned hereby consents to the placing of legends and stop-transfer orders with the transfer agent of the Company's Securities with respect to any of the Securities registered in the undersigned's name or beneficially owned by the undersigned.

                This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles. Any legal action or proceeding with respect to this agreement shall be brought exclusively in the courts of the State of New York residing in the Borough of Manhattan or of the United States of America for the Southern District of New York, and, by execution and delivery of this agreement, the parties hereto hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.

                This agreement shall be binding on the undersigned and his, her or its respective heirs, personal representatives, successors and assigns.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name of Stockholder

                                        ----------------------------------------
                                        Print Name and Title of Officer

                                        ----------------------------------------
                                        Print Address

                                        ----------------------------------------
                                        Print Social Security
                                        Number or Taxpayer I.D. Number